UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2008

Kimco Realty Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	1-10899	13-2744380
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York 11042-0020
(Address of Principal Executive Offices)

(516) 869-9000

 (Registrant’s telephone number, including area code)

Not applicable

(Former name of former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 OTHER EVENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

Exhibit Index

EXHIBIT 23.1

ITEM 8.01. OTHER EVENTS

During 2007, Kimco Realty Corporation and Subsidiaries (the “Company”) acquired in separate transactions, 56 operating properties (referred to herein as the “Acquisition Properties”), which qualify for the aggregate audit requirements under the United States Securities and Exchange Commission (“SEC”) Rule 3-14 of Regulation S-X (“Rule 3-14”).  The Acquisition Properties comprise an aggregate of approximately 4.2 million square feet of gross leasable area (“GLA”), and had an aggregate purchase price of approximately $994.2 million including the assumption of approximately $95.6 million of non-recourse debt encumbering eight of the properties.  The aggregate purchase price of the properties exceeded 10% of the total assets of the Company as of December 31, 2007.  None of these acquisition transactions constitute a “significant subsidiary”.

Details of the acquisitions are as follows (in thousands):

			Purchase Price
Property Name	Location	Acquisition Date	Cash	Debt Assumed (C)	Total	GLA

Market at Haynes Bridge *	Alpharetta, GA	Jan-07	$ 10,315	$ 15,700	$ 26,015	131
Errol Plaza	Orlando, FL	Jan-07	6,200	-	6,200	72
Southlake Oaks Phase I & II	Southlake, TX	Jan-07	6,020	3,780	9,800	37
Embry Village	Atlanta, GA	Feb-07	46,800	-	46,800	215
Cranberry Commons Phase II	Pittsburg, PA	Mar-07	1,431	3,108	4,539	17
Park Place Shopping Center (A) *	Morrisville, NC	Mar-07	10,700	10,700	21,400	170
Waldo's Mexico (17 cntrs)	Various, Mexico	Mar-07	51,500	-	51,500	488
Chico Crossroads (B) *	Chico, CA	Apr-07	38,500	-	38,500	265
Auburn North (B) *	Auburn, WA	Apr-07	24,300	-	24,300	171
1628 Walnut Street	Philadelphia, PA	Apr-07	3,500	-	3,500	2
Flagler Park Plaza	Miami, FL	Apr-07	95,000	-	95,000	350
Lake Grove	Lake Grove, NY	Apr-07	31,500	-	31,500	158
D'Andrea Marketplace *	Sparks, NV	May-07	21,240	16,800	38,040	120
Black Mountain Village *	San Diego, CA	May-07	15,561	-	15,561	49
Suburban Square *	Ardmore, PA	May-07	215,000	-	215,000	359
1701 Walnut St	Philadelphia, PA	May-07	12,000	-	12,000	15
Chatham Plaza	Savannah, GA	Jun-07	44,600	-	44,600	199
111-115 Newbury St	Boston, MA	Jun-07	14,000	-	14,000	16
120-122 Market St	Philadelphia, PA	Jun-07	2,920	-	2,920	6
1401 Walnut St *	Philadelphia, PA	July-07	23,325	-	23,325	37
1831 Chestnut	Philadelphia, PA	July-07	7,607	-	7,607	28
Birchwood *	Mineola, NY	July-07	92,090	-	92,090	280
242-244 Market St	Philadelphia, PA	July-07	2,750	-	2,750	4
Corona Hills Marketplace	Corona, CA	Aug-07	32,000	-	32,000	149
Highland Square	Clearwater, FL	Aug-07	4,531	-	4,531	76
127-129 Newbury St.	Boston, MA	Oct-07	11,600	-	11,600	9
Talavi	Glendale, AZ	Nov-07	12,500	-	12,500	100
Wayne Plaza (A) *	Chambersburg, PA	Nov-07	6,849	14,289	21,138	132
Rockford Crossing	Rockford, IL	Dec-07	3,867	11,033	14,900	89
Center at Westbank (A) *	Harvey, LA	Dec-07	11,551	20,149	31,700	182
Gran Plaza Cancun	Cancun, Mexico	Dec-07	38,909	-	38,909	273
			$ 898,666	$ 95,559	$ 994,225	4,199

* Properties were selected for audit under Rule 3-14 (“Selected Acquisition Properties”).  The aggregate purchase price of the Selected Acquisition Properties was approximately $547.1 million or approximately 55.0% of the aggregate purchase price of the Acquisition Properties.

(A)  Properties purchased from a related party, the Kimco Retail Opportunity Portfolio (“KROP”), a joint venture in which the Company has a 20% non-controlling ownership interest, (“KROP Acquisitions”), therefore requiring audits for three years under Rule 3-14.

(B)  Properties purchased from a related party, the Kimco Prudential Joint Ventures (“KimPru”), joint ventures in which the Company has 15% non-controlling ownership interests, (“PNP Acquisitions”), therefore requiring audits for three years under Rule 3-14.

(C)  Mortgages assumed bear interest at fixed rates ranging from 5.14% to 8.41% and maturities ranging from March 1, 2009 to July 1, 2030.

FORWARD LOOKING STATEMENTS

Some of the information included in this report contains forward-looking statements, such as those related to the purchase price and financial statements of property acquisitions, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended.  Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events.  The events or circumstances reflected in forward-looking statements might not occur.  You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases.  You can also identify forward-looking statements by discussions of strategy, plans or intentions.  Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them.  We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.  We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates.  Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Business Risks” and elsewhere in our most recent annual report for the year ended December 31, 2007 Form 10-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Selected Acquisition Properties

-

Audited Statements of Revenues and Certain Expenses for the year ended December 31, 2006 for each of the Selected Acquisition Properties (as well as for the years ended December 31, 2005 and December 31, 2004 for the PNP and KROP Acquisitions).

-

Unaudited Statements of Revenues and Certain Expenses for each of the Selected Acquisition Properties for the period January 1, 2007 through the latest interim period prior to the date of acquisition.

Notes to Statements of Revenues and Certain Expenses

None of the Acquisition Properties constitute a “significant subsidiary” pursuant to the Regulation S-X rules.  Audited and unaudited statements of revenues and certain expenses for the year ended December 31, 2006 (as well as for the years ended December 31, 2005 and December 31, 2004 for the PNP and KROP Acquisitions) through the latest interim period prior to the date of the acquisition, respectively, are presented herein only for the Selected Acquisition Properties, which represent a majority of the Acquisition Properties.

(b)	Pro Forma Financial Information for Kimco Realty Corporation and Subsidiaries (Unaudited):

-	Pro Forma Condensed Consolidated Statement of Income of the Company for the year ended December 31, 2007.

-	Notes and adjustments to Pro Forma Condensed Consolidated Statement of Income of the Company for the year ended December 31, 2007.

(c)	Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations.

(d)	Exhibits:
23.1 Consent of PricewaterhouseCoopers LLP

Report of Independent Auditors

To the Board of Directors and Stockholders of Kimco Realty Corporation:

We have audited the accompanying Statement of Revenues and Certain Expenses of Market at Haynes Bridge for the year ended December 31, 2006.  This Statement of Revenues and Certain Expenses is the responsibility of management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and  regulations of the United States Securities and Exchange  Commission (for inclusion in the Form 8-K of Kimco Realty Corporation) as described in Note 1 and is not intended to be a complete presentation of the property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Market at Haynes Bridge for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2008

Market at Haynes Bridge
Statement of Revenues and Certain Expenses

(in thousands)

For the Year Ended December 31, 2006

Revenues:
Rental revenue	$ 1,999

Expenses:
Real estate taxes	221
Operating and maintenance	237
General and administrative	93

Total expenses	551

Revenues in excess of certain expenses	$ 1,448

The accompanying notes are an integral part of this financial statement.

Market at Haynes Bridge

Notes to Statement of Revenues and Certain Expenses

For the Year Ended December 31, 2006

1. Background and Basis of Presentation

Kimco Realty Corporation and Subsidiaries (“the Company”) acquired Market at Haynes Bridge on January 12, 2007.  The accompanying statement of revenues and certain expenses (the “Statement”) presents the results of operations of Market at Haynes Bridge for the year ended December 31, 2006.   The Statement has been prepared on the accrual basis of accounting.  The Statement has been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in this Current Report on Form 8-K of the Company.  The Statement is not intended to be a complete presentation of the revenues and expenses of the Market at Haynes Bridge as certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of the properties, have been excluded.  The Company is not aware of any material factors relating to Market at Haynes Bridge that would cause the reported financial information not to be necessarily indicative of future operating results.

2. Summary of Significant Accounting Policies

Revenue Recognition

Base rental revenues from the rental property are recognized on a straight-line basis over the terms of the related leases.  Rental income may also include payments received in connection with lease termination agreements.  In addition, leases typically provide for reimbursement to the Company of common area maintenance costs, real estate taxes and other operating expenses.  Operating expense reimbursements are recognized as earned.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the property and include maintenance, utilities, and repair costs that are expected to continue in the ongoing operations of the property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period.  Actual results may differ from those estimates.

3. Commitments

The Market at Haynes Bridge leases premises to tenants pursuant to lease agreements, which provide for terms ranging from one to seven years. The future minimum revenues from the rental property under the terms of all non-cancellable tenant leases, assuming no new or renegotiated leases are executed for such premises, for the future years are approximately as follows (in thousands):

2007	$ 1,751
2008	1,679
2009	1,450
2010	1,173
2011	952
Thereafter	922
Total	$ 7,927

Market at Haynes Bridge

Notes to Statement of Revenues and Certain Expenses

For the Year Ended December 31, 2006

4.  Tenant Concentrations

One tenant accounted for more than 10% of the property’s total rental revenue for the year ended December 31, 2006.  The Kroger Co. constituted approximately 29% of the property’s total rental revenue during the year ended December 31, 2006.

Report of Independent Auditors

To the Board of Directors and Stockholders of Kimco Realty Corporation:

We have audited the accompanying Combined Statements of Revenues and Certain Expenses of Chico Crossroads and Auburn North (the "PNP Acquisitions") for the three years ended December 31, 2006, 2005, and 2004.  These Combined Statements of Revenues and Certain Expenses are the responsibility of PNP Acquisitions' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Combined Statements of Revenues and Certain Expenses are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statements of Revenues and Certain Expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statements of Revenues and Certain Expenses.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying Combined Statements of Revenues and Certain Expenses were prepared for the purpose of complying with the rules and  regulations of the United States Securities and Exchange  Commission (for inclusion in the Form 8-K of Kimco Realty Corporation) as described in Note 1 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Combined Statements of Revenues and Certain Expenses referred to above present fairly, in all material respects, the revenues and certain expenses described in Note 1 of PNP Acquisitions for each of the three years ended December 31, 2006, 2005, and, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2008

PNP Acquisitions
Combined Statements of Revenues and Certain Expenses

(in thousands)

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Three Months Ended March 31, 2007 (unaudited)

Revenues:
Rental revenue	$ 4,772	$ 4,731	$ 4,413	$ 1,197

Expenses:
Real estate taxes	464	430	401	124
Operating and maintenance	556	391	376	106
General and administrative	10	3	1	38

Total expenses	1,030	824	778	268

Revenues in excess of certain expenses	$ 3,742	$ 3,907	$ 3,635	$ 929

The accompanying notes are an integral part of these combined financial statements.

PNP Acquisitions

Notes to Combined Statements of Revenues and Certain Expenses

For the Years Ended December 31, 2006, 2005, 2004 and

the Three Months Ended March 31, 2007 (unaudited)

1. Background and Basis of Presentation

Kimco Realty Corporation and Subsidiaries (“the Company”) acquired Chico Crossroads and Auburn North, the (“PNP Acquisitions”) on April 5, 2007 and April 9, 2007, respectively.  The accompanying combined statements of revenues and certain expenses (the “Combined Statement”) present the results of operations of the PNP Acquisitions for the three years ended December 31, 2006, 2005, and 2004.   The Combined Statements have been prepared on the accrual basis of accounting and are presented on a combined basis due to common ownership.  The Combined Statements have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in this Current Report on Form 8-K of the Company.  The Combined Statements are not intended to be a complete presentation of the revenues and expenses of the PNP Acquisitions as certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of the properties, have been excluded.  The Company is not aware of any material factors relating to the PNP Acquisitions that would cause the reported financial information not to be necessarily indicative of future operating results.

2. Summary of Significant Accounting Policies

Revenue Recognition

Base rental revenues from rental properties are recognized on a straight-line basis over the terms of the related leases.  Certain of these leases also provide for percentage rents based upon the level of sales achieved by the lessee.  These percentage rents are recognized once the required sales level is achieved.  Rental income may also include payments received in connection with lease termination agreements.  In addition, leases typically provide for reimbursement to the Company of common area maintenance costs, real estate taxes and other operating expenses.  Operating expense reimbursements are recognized as earned.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the properties and include maintenance, utilities, and repair costs that are expected to continue in the ongoing operations of the properties. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Combined Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period.  Actual results may differ from those estimates.

3. Commitments

The PNP Acquisitions lease premises to tenants pursuant to lease agreements, which provide for terms ranging from one to 12 years. The future minimum revenues from rental properties under the terms of all non-cancellable tenant leases, assuming no new or renegotiated leases are executed for such premises, for the future years are approximately as follows (in thousands):

2007	$3,967
2008	3,950
2009	3,195
2010	1,972
2011	1,814
Thereafter	3,701
Total	$18,599

PNP Acquisitions

Notes to Combined Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006, 2005, 2004 and

the Three Months Ended March 31, 2007 (unaudited)

4.  Interim Unaudited Combined Statement of Revenues and Certain Expenses

The accompanying interim combined statement of revenues and certain expenses for the three months ended March 31, 2007, is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period.  The results for the period presented are not necessarily indicative of the results for the full year.

Report of Independent Auditors

To the Board of Directors and Stockholders of Kimco Realty Corporation:

We have audited the accompanying Combined Statement of Revenues and Certain Expenses of D'Andrea Marketplace and Black Mountain Village for the year ended December 31, 2006. This Combined Statement of Revenues and Certain Expenses is the responsibility of management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenues and Certain Expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Revenues and Certain Expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement of Revenues and Certain Expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in the Form 8-K of Kimco Realty Corporation) as described in Note 1 and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Combined Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of D'Andrea Marketplace and Black Mountain Village for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2008

D'Andrea Marketplace and Black Mountain Village
Combined Statements of Revenues and Certain Expenses

(in thousands)

	For the Year Ended December 31, 2006	For the Three Months Ended March 31, 2007 (unaudited)

Revenues:
Rental revenue	$4,138	$1,080

Expenses:
Rent	3	1
Real estate taxes	110	43
Operating and maintenance	514	127
General and administrative	47	14

Total expenses	674	185

Revenues in excess of certain expenses	$3,464	$895

The accompanying notes are an integral part of these combined financial statements.

D'Andrea Marketplace and Black Mountain Village

Notes to Combined Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006 and

the Three Months Ended March 31, 2007 (unaudited)

1. Background and Basis of Presentation

Kimco Realty Corporation and Subsidiaries (“the Company”) acquired D'Andrea Marketplace and Black Mountain Village on May 1, 2007.  The accompanying combined statements of revenues and certain expenses (the “Combined Statement”) presents the results of operations of D'Andrea Marketplace and Black Mountain Village for the year ended December 31, 2006.   The Combined Statement has been prepared on the accrual basis of accounting and is presented on a combined basis due to common ownership.  The Combined Statement has been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in this Current Report on Form 8-K of Company.  The Combined Statement is not intended to be a complete presentation of the revenues and expenses of D'Andrea Marketplace and Black Mountain Village as certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of the properties, have been excluded.  The Company is not aware of any material factors relating to D'Andrea Marketplace and Black Mountain Village that would cause the reported financial information not to be necessarily indicative of future operating results.

2. Summary of Significant Accounting Policies

Revenue Recognition

Base rental revenues from rental properties are recognized on a straight-line basis over the terms of the related leases.  Certain of these leases also provide for percentage rents based upon the level of sales achieved by the lessee.  These percentage rents are recognized once the required sales level is achieved.  Rental income may also include payments received in connection with lease termination agreements.  In addition, leases typically provide for reimbursement to the Company of common area maintenance costs, real estate taxes and other operating expenses.  Operating expense reimbursements are recognized as earned.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the properties and include maintenance, utilities, rent expense and repair costs that are expected to continue in the ongoing operations of the properties. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Combined Statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period.  Actual results may differ from those estimates.

D'Andrea Marketplace and Black Mountain Village

Notes to Combined Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006 and

the Three Months Ended March 31, 2007 (unaudited)

3. Commitments

D'Andrea Marketplace and Black Mountain Village lease premises to tenants pursuant to lease agreements, which provide for terms ranging from one to 48 years. The future minimum revenues from rental properties under the terms of all non-cancellable tenant leases, assuming no new or renegotiated leases are executed for such premises, for the future years are approximately as follows (in thousands):

2007	$3,539
2008	3,096
2009	2,508
2010	2,391
2011	2,276
Thereafter	38,538
Total	$52,348

4.  Tenant Concentrations

Two tenants accounted for more than 10% of the properties’ total rental revenue for the year ended December 31, 2006.  Safeway, Inc. and Longs Drug Stores Corporation constituted approximately 25% and 14% of the properties’ total rental revenue, respectively, for the year ended December 31, 2006.  Safeway, Inc. and Longs Drug Stores Corporation also comprised 24% and 13% of the properties’ total rental revenue, respectively, for the three months ended March 31, 2007.

5.  Interim Unaudited Combined Statement of Revenues and Certain Expenses

The accompanying interim combined statement of revenues and certain expenses for the three months ended March 31, 2007, is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period.  The results for the period presented are not necessarily indicative of the results for the full year.

Report of Independent Auditors

To the Board of Directors and Stockholders of Kimco Realty Corporation:

We have audited the accompanying Statement of Revenues and Certain Expenses of Suburban Square for the year ended December 31, 2006.  This Statement of Revenues and Certain Expenses is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and  regulations of the United States Securities and Exchange  Commission (for inclusion in Form 8-K of Kimco Realty Corporation) as described in Note 1 and is not intended to be a complete presentation of the property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Suburban Square for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2008

Suburban Square
Statements of Revenues and Certain Expenses

(in thousands)

	For the Year Ended December 31, 2006	For the Three Months Ended March 31, 2007 (unaudited)

Revenues:
Rental revenue	$ 12,165	$ 3,563

Expenses:
Rent	39	10
Real estate taxes	1,251	379
Operating and maintenance	2,608	632
General and administrative	154	39

Total expenses	4,052	1,060

Revenues in excess of certain expenses	$ 8,113	$ 2,503

The accompanying notes are an integral part of these financial statements.

Suburban Square

Notes to Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006 and

the Three Months Ended March 31, 2007 (unaudited)

1. Background and Basis of Presentation

Kimco Realty Corporation and Subsidiaries (“the Company”) acquired Suburban Square on May 10, 2007.  The accompanying statements of revenues and certain expenses (the “Statement”) presents the results of operations of Suburban Square for the year ended December 31, 2006.   The Statement has been prepared on the accrual basis of accounting.  The Statement has been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in this Current Report on Form 8-K of the Company.  The Statement is not intended to be a complete presentation of the revenues and expenses of the Suburban Square as certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of the property, have been excluded.  The Company is not aware of any material factors relating to Suburban Square that would cause the reported financial information not to be necessarily indicative of future operating results.

2. Summary of Significant Accounting Policies

Revenue Recognition

Base rental revenues from the rental property are recognized on a straight-line basis over the terms of the related leases.  Certain of these leases also provide for percentage rents based upon the level of sales achieved by the lessee.  These percentage rents are recognized once the required sales level is achieved.  Rental income may also include payments received in connection with lease termination agreements.  In addition, leases typically provide for reimbursement to the Company of common area maintenance costs, real estate taxes and other operating expenses.  Operating expense reimbursements are recognized as earned.

Rent Expense

Rent expense represents the direct expense incurred by management for the lease of office space.  This expense is charged to operations as incurred.  The Company’s future obligations are as follows: 2008, $17,130.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the property and include maintenance, utilities, and repair costs that are expected to continue in the ongoing operations of the property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period.  Actual results may differ from those estimates.

Suburban Square

Notes to Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006 and

the Three Months Ended March 31, 2007 (unaudited)

3. Commitments

Suburban Square leases premises to tenants pursuant to lease agreements, which provide for terms ranging from one to 17 years. The future minimum revenues from the rental property under the terms of all non-cancellable tenant leases, assuming no new or renegotiated leases are executed for such premises, for the future years are approximately as follows (in thousands):

2007	$ 9,317
2008	9,137
2009	7,356
2010	6,502
2011	5,966
Thereafter	19,020
Total	$ 57,298

4.  Interim Unaudited Statement of Revenues and Certain Expenses

The accompanying interim statement of revenues and certain expenses for the three months ended March 31, 2007, is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period.  The results for the period presented are not necessarily indicative of the results for the full year.

Report of Independent Auditors

To the Board of Directors and Stockholders of Kimco Realty Corporation:

We have audited the accompanying Statement of Revenues and Certain Expenses of 1401 Walnut Street for the year ended December 31, 2006.  This Statement of Revenues and Certain Expenses is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange  Commission (for inclusion in the Form 8-K of Kimco Realty Corporation) as described in Note 1 and is not intended to be a complete presentation of the property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of 1401 Walnut Street for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2008

1401 Walnut Street
Statements of Revenues and Certain Expenses

(in thousands)

	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007 (unaudited)

Revenues:
Rental revenue	$ 824	$ 457

Expenses:
Real estate taxes	37	41
Operating and maintenance	78	45
General and administrative	13	11

Total expenses	128	97

Revenues in excess of certain expenses	$ 696	$ 360

The accompanying notes are an integral part of these financial statements.

1401 Walnut Street

Notes to Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006 and

the Six Months Ended June 30, 2007 (unaudited)

1. Background and Basis of Presentation

Kimco Realty Corporation and Subsidiaries (“the Company”) acquired 1401 Walnut Street on July 16, 2007.  The accompanying statements of revenues and certain expenses (the “Statement”) presents the results of operations of 1401 Walnut Street for the year ended December 31, 2006.   The Statement has been prepared on the accrual basis of accounting.  The Statement has been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in this Current Report on Form 8-K of the  Company.  The Statement is not intended to be a complete presentation of the revenues and expenses of the 1401 Walnut Street as certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of the property, have been excluded.  The Company is not aware of any material factors relating to 1401 Walnut Street that would cause the reported financial information not to be necessarily indicative of future operating results.

2. Summary of Significant Accounting Policies

Revenue Recognition

Base rental revenues from the rental property are recognized on a straight-line basis over the terms of the related leases.  Rental income may also include payments received in connection with lease termination agreements.  In addition, leases typically provide for reimbursement to the Company of common area maintenance costs, real estate taxes and other operating expenses.  Operating expense reimbursements are recognized as earned.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the property and include maintenance, utilities, and repair costs that are expected to continue in the ongoing operations of the property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period.  Actual results may differ from those estimates.

3. Commitments

The 1401 Walnut Street property leases premises to tenants pursuant to lease agreements, which provide for terms ranging from two to four years. The future minimum revenues from the rental property under the terms of all non-cancellable tenant leases, assuming no new or renegotiated leases are executed for such premises, for the future years are approximately as follows (in thousands):

2007	$738
2008	377
2009	344
2010	172
2011	-
Thereafter	-
Total	$1,631

1401 Walnut Street

Notes to Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006 and

the Six Months Ended June 30, 2007 (unaudited)

4.  Tenant Concentrations

The property’s total rental revenue is derived from two separate tenants with one having contributed 53% of the total rental revenue while the other contributed 47% for the year end December 31, 2006 and the six months ended June 30, 2007.

5.  Interim Unaudited Statement of Revenues and Certain Expenses

The accompanying interim statement of revenues and certain expenses for the six months ended June 30, 2007, is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period.  The results for the period presented are not necessarily indicative of the results for the full year.

Report of Independent Auditors

To the Board of Directors and Stockholders of Kimco Realty Corporation:

We have audited the accompanying Combined Statement of Revenues and Certain Expenses of Birchwood for the year ended December 31, 2006.  This Combined Statement of Revenues and Certain Expenses is the responsibility of management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenues and Certain Expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Revenues and Certain Expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement of Revenues and Certain Expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in the Form 8-K of Kimco Realty Corporation) as described in Note 1 and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Combined Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Birchwood for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2008

Birchwood
Combined Statements of Revenues and Certain Expenses

(in thousands)

	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007 (unaudited)

Revenues:
Rental revenue	$ 7,201	$ 4,037

Expenses:
Rent	68	33
Real estate taxes	1,935	1,081
Operating and maintenance	1,747	845
General and administrative	70	61

Total expenses	3,820	2,020

Revenues in excess of certain expenses	$ 3,381	$ 2,017

The accompanying notes are an integral part of these combined financial statements.

Birchwood

Notes to Combined Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006 and

the Six Months Ended June 30, 2007 (unaudited)

1. Background and Basis of Presentation

Kimco Realty Corporation and Subsidiaries (“the Company”) acquired Birchwood on July 31, 2007.  The accompanying combined statements of revenues and certain expenses (the “Combined Statement”) presents the results of operations of Birchwood for the year ended December 31, 2006.   The Combined Statement has been prepared on the accrual basis of accounting and is presented on a combined basis due to common ownership.  The Combined Statement has been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in this Current Report on Form 8-K of the Company.  The Combined Statement is not intended to be a complete presentation of the revenues and expenses of Birchwood as certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of the properties, have been excluded.  The Company is not aware of any material factors relating to Birchwood that would cause the reported financial information not to be necessarily indicative of future operating results.

2. Summary of Significant Accounting Policies

Revenue Recognition

Base rental revenues from rental properties are recognized on a straight-line basis over the terms of the related leases.  Certain of these leases also provide for percentage rents based upon the level of sales achieved by the lessee.  These percentage rents are recognized once the required sales level is achieved.  Rental income may also include payments received in connection with lease termination agreements.  In addition, leases typically provide for reimbursement to the Company of common area maintenance costs, real estate taxes and other operating expenses.  Operating expense reimbursements are recognized as earned.

Rent Expense

Rent expense represents the direct expense relating to a ground lease on which one of the properties resides.  These expenses are charged to operations as incurred.  The Company’s future obligations are as follows: 2008, $61,426; 2009, $61,426; 2010, $61,426; and 2011, $51,188.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the properties and include maintenance, utilities, and repair costs that are expected to continue in the ongoing operations of the properties. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Combined Statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period.  Actual results may differ from those estimates.

Birchwood

Notes to Combined Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006 and

the Six Months Ended June 30, 2007 (unaudited)

3. Commitments

Birchwood leases premises to tenants pursuant to lease agreements, which provide for terms ranging from one to 19 years. The future minimum revenues from rental properties under the terms of all non-cancellable tenant leases, assuming no new or renegotiated leases are executed for such premises, for the future years are approximately as follows (in thousands):

2007	$5,985
2008	5,774
2009	5,376
2010	4,955
2011	3,140
Thereafter	18,360
Total	$43,590

4.  Tenant Concentrations

One tenant accounted for more than 10% of the properties’ total rental revenue for the year ended December 31, 2006 and the six months ended June 30, 2007.  Whole Foods Market, Inc constituted approximately 15.9% and 14.6% of the properties’ total rental revenue during the year ended December 31, 2006 and the six months ended June 30, 2007, respectively.

5.  Interim Unaudited Combined Statement of Revenues and Certain Expenses

The accompanying interim combined statement of revenues and certain expenses for the six months ended June 30, 2007, is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period.  The results for the period presented are not necessarily indicative of the results for the full year.

Report of Independent Auditors

To the Board of Directors and Stockholders of Kimco Realty Corporation:

We have audited the accompanying Combined Statements of Revenues and Certain Expenses of Park Place, Wayne Plaza, and Center at Westbank (the "KROP Acquisitions") for the three years ended December 31, 2006, 2005, and 2004.  These Combined Statements of Revenues and Certain Expenses are the responsibility of KROP Acquisitions' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statements of Revenues and Certain Expenses are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statements of Revenues and Certain Expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statements of Revenues and Certain Expenses.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying Combined Statements of Revenues and Certain Expenses were prepared for the purpose of complying with the rules and  regulations of the United States Securities and Exchange  Commission (for inclusion in the Form 8-K of Kimco Realty Corporation) as described in Note 1 and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Combined Statements of Revenues and Certain Expenses referred to above present fairly, in all material respects, the revenues and certain expenses described in Note 1 of KROP Acquisitions for the three years ended December 31, 2006, 2005, and 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2008

KROP Acquisitions
Combined Statements of Revenues and Certain Expenses

(in thousands)

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Nine Months Ended September 30, 2007 (unaudited, see Note 5)

Revenues:
Rental revenue	$ 6,449	$ 7,164	$ 6,778	$ 4,188

Expenses:
Real estate taxes	621	599	562	315
Operating and maintenance	619	530	502	364
General and administrative	5	3	1	2

Total expenses	1,245	1,132	1,065	681

Revenues in excess of certain expenses	$ 5,204	$ 6,032	$ 5,713	$ 3,507

The accompanying notes are an integral part of these combined financial statements.

KROP Acquisitions

Notes to Combined Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006, 2005, 2004 and

the Nine Months Ended September 30, 2007 (unaudited)

1. Background and Basis of Presentation

Kimco Realty Corporation and Subsidiaries (“the Company”) acquired Park Place, Wayne Plaza, and Center at Westbank on March 27, 2007, November 27, 2007 and December 28, 2007, respectively.  The accompanying combined statements of revenues and certain expenses (the “Combined Statements”) presents the results of operations for the KROP Acquisitions, which consist of Park Place, Wayne Plaza, and Centre at Westbank, for the years ended December 31, 2006, 2005 and 2004.  The Combined Statements have been prepared on the accrual basis of accounting and is presented on a combined basis due to common ownership.  The Combined Statements have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in this Current Report on Form 8-K of the Company.  The Combined Statements are not intended to be a complete presentation of the revenues and expenses of the KROP Acquisitions as certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of the properties, have been excluded.  The Company is not aware of any material factors relating to the KROP Acquisitions that would cause the reported financial information not to be necessarily indicative of future operating results.

2. Summary of Significant Accounting Policies

Revenue Recognition

Base rental revenues from rental properties are recognized on a straight-line basis over the terms of the related leases.  Certain of these leases also provide for percentage rents based upon the level of sales achieved by the lessee.  These percentage rents are recognized once the required sales level is achieved.  Rental income may also include payments received in connection with lease termination agreements.  In addition, leases typically provide for reimbursement to the Company of common area maintenance costs, real estate taxes and other operating expenses.  Operating expense reimbursements are recognized as earned.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Portfolio and include maintenance, utilities, and repair costs that are expected to continue in the ongoing operations of the properties. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Combined Statement in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period.  Actual results may differ from those estimates.

3. Commitments

The KROP Acquisitions lease premises to tenants pursuant to lease agreements, which provide for terms ranging from one to 34 years. The future minimum revenues from rental properties under the terms of all non-cancellable tenant leases, assuming no new or renegotiated leases are executed for such premises, for the future years are approximately as follows (in thousands):

2007	$5,469
2008	5,332
2009	5,104
2010	4,799
2011	4,349
Thereafter	30,422
Total	$55,475

KROP Acquisitions

Notes to Combined Statements of Revenues and Certain Expenses

For the Year Ended December 31, 2006, 2005, 2004 and

the Nine Months Ended September 30, 2007 (unaudited)

4.  Tenant Concentrations

During the nine months ended September 30, 2007 Giant Food, Inc. accounted for approximately 13% of the properties' total rental revenue.

5.  Interim Unaudited Combined Statement of Revenues and Certain Expenses

The accompanying interim combined statements of revenues and certain expenses for the nine months ended September 30, 2007, are unaudited and pertain to the acquisitions of Wayne Plaza and Center at Westbank.  Park Place Shopping Center, which was acquired during the first quarter of the fiscal year ended December 31, 2007, was excluded from the Interim Combined Statement of Revenues and Certain Expenses for the nine months ended September 30, 2007.  As a result, the information below represents the revenues and certain expenses of Park Place for the three years ended December 31, 2006, 2005 and 2004 to allow for comparability of the audited balances with the interim unaudited period.  In the opinion of the Company, the interim statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period.  The results for the period presented are not necessarily indicative of the results for the full year.

Park Place
	12/31/06	12/31/05	12/31/04
Rental revenues	$ 1,499	$ 1,982	$ 1,766
Total expenses	(317)	(227)	(367)
Revenues in excess of certain expenses	$ 1,182	$ 1,755	$ 1,399

KIMCO REALTY CORPORATION AND SUBSIDIARIES

PRO FORMA FINANCIAL INFORMATION INTRODUCTION

(UNAUDITED)

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2007, has been prepared to reflect the effect of the Acquisition Properties acquired by Kimco Realty Corporation and Subsidiaries (“the Company”), as if such transactions had occurred on January 1, 2007.

This unaudited pro forma condensed consolidated statement should be read in connection with the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.  In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the above transactions.

The pro forma condensed consolidated statement of operations is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated on the date presented, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

The Company, after reasonable inquiry, is not aware of any material factors relating to the Acquisition Properties that would cause the reported financial information not to be indicative of future operating results.

KIMCO REALTY CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2007

(Unaudited)

(in thousands, except per share information)

	Company Historical (1)	Acquisition Properties revenues and certain expenses (2)	Pro forma adjustments		Company pro forma

Revenues from rental property	$ 681,553	$ 36,643	$ 4,193	(3)	$ 722,389

Rental property expenses:
Rent	(12,131)	(59)	-		(12,190)
Real estate taxes	(83,571)	(3,847)	-		(87,418)
Operating and maintenance	(90,013)	(4,818)	-		(94,831)

Mortgage and other financing income	14,197	-	-		14,197
Management and other fee income	54,844	-	-		54,844
Depreciation and amortization	(189,650)	-	(12,924)	(4)	(202,574)
General and administrative expenses	(103,882)	(223)	-		(104,105)
Interest, dividends and other investment income	30,951	-	-		30,951
Other expense, net	(10,590)	-	-		(10,590)
Interest expense	(213,674)	-	(23,739)	(5)	(237,413)

Income from continuing operations before income taxes, income from other real estate investments, equity in income of joint ventures, minority interests in income, gain on sale of operating properties, gain on sale of development properties and adjustment of property carrying values	78,034	27,696	(32,470)		73,260

Benefit for income taxes	44,490	-	-		44,490

Income from other real estate investments	78,524	-	-		78,524
Equity in income of joint ventures, net	173,363	-	-		173,363
Minority interests in income, net	(34,144)	-	-		(34,144)
Gain on sale of operating properties, net of tax	2,708	-	-		2,708
Gain on sale of development properties, net of tax of $16,040	24,059	-	-		24,059
Adjustment of property carrying values net of tax of $3,400	(5,100)	-	-		(5,100)

Income from continuing operations	361,934	27,696	(32,470)		357,160

Preferred stock dividends	(19,659)	-	-		(19,659)

Income from continuing operations available to common shareholders	$ 342,275	$ 27,696	$ (32,470)		$ 337,501

Per common share:
Income from continuing operations:
-Basic	$ 1.36				$ 1.34
-Diluted	$ 1.33				$ 1.31
Weighted average shares:
-Basic	252,129				252,129
-Diluted	257,058				257,058

The accompanying notes are an integral part of this pro forma condensed consolidated statement of income.

KIMCO REALTY CORPORATION AND SUBSIDIARIES

NOTES AND ADJUSTMENTS TO PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2007

(UNAUDITED, DOLLARS IN THOUSANDS)

(1)  Reflects the consolidated operations of the Company related to continuing operations for the year ended December 31, 2007. Revenues and expenses related to discontinued operations are not included. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

(2)  Reflects the revenues and certain expenses of the Acquisition Properties based on the operations of such properties for the period beginning January 1, 2007, through the date of acquisition by the Company.

	Market at Haynes Bridge	PNP Properties	Suburban Square	D'Andrea and Black Mountain	1401 Walnut	Birchwood Portfolio	KROP Acquisitions	Other	Total
Revenues from rental property	$ 64	$ 1,197	$ 5,107	$ 1,441	$ 457	$ 4,710	$ 5,536	$ 18,131	$ 36,643

Rental property expenses:
Rent	-	-	(14)	(1)	-	(40)	-	(4)	(59)
Real estate taxes	(7)	(124)	(543)	(57)	(41)	(1,261)	(442)	(1,372)	(3,847)
Operating and maintenance	(8)	(106)	(906)	(169)	(45)	(986)	(510)	(2,088)	(4,818)

General and administrative expenses	(8)	(38)	(56)	(19)	(11)	(71)	(9)	(11)	(223)
Total	$ 41	$ 929	$ 3,588	$ 1,195	$ 360	$ 2,352	$ 4,575	$ 14,656	$ 27,696

(3)  Reflects an adjustment to straight-line rent to reset each tenant’s beginning lease term to January 1, 2007 and one year of amortization of above-market and below-market leases (see table below).

(4)  Reflects the estimated depreciation and amortization for the Acquisition Properties in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations for the period beginning January 1, 2007, to the date of acquisition by the Company, using the estimated useful lives of the real estate investments and related intangibles based on the purchase price allocation. Depreciation and amortization expense is computed on a straight-line basis over the estimated useful life of the assets or liabilities as follows:

	Estimated Useful Life	Depreciation & Amortization Expense	Rental Revenue	Expense
Building	50	$ 4,679	$ -	$ -
Building Improvements	45	1,111	-	-
Tenant Improvements	(a)	2,501	-	-
Leases in Place	(a)	3,743	-	-
Other Intangibles	(a)	890	-	-
Above Market Leases	(a)	-	1,104	-
Below Market Leases	(a)	-	(4,659)	-
Net Mortgage Premium	4.8	-	-	(324)
		$ 12,924	$ (3,555)	$ (324)

(a)  Based on average remaining lease term.

(5)  Reflects interest expense under the Company’s line of credit based on additional borrowings relating to the Acquisition Properties for the period beginning January 1, 2007, to the date of acquisition multiplied by the weighted average interest rate (5.58% for the period beginning January 1, 2007 through December 31, 2007).  Additionally, includes the interest expense based on assumed mortgages related to the Acquisition Properties for the period beginning January 1, 2007, to the date of acquisition by the Company. Any mortgage premium or discount on existing debt that is assumed is amortized into interest expense over the remaining term of the related debt instrument (see table above).  The calculation of pro forma interest expense is as follows:

Line of credit borrowing		$ 22,894

Add:
Interest on assumed mortgages
($95.6 million total assumed mortgages with interest
rates ranging from 5.14% to 8.41%)		3,797

Less:
Interest expense adjustment due to additional
mortgages obtained subsequent to date of acquisition	(2,628)
Debt premium amortization	(324)	(2,952)

Total interest expense adjustment		$ 23,739

KIMCO REALTY CORPORATION AND SUBSIDIARIES

PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations of the Company (including the Acquisition Properties) based upon the pro forma consolidated statement of operations for the year ended December 31, 2007.  These estimated results do not purport to represent results of operations for the Company in the future and were prepared based on the assumptions outlined in the following note, which should be read in conjunction with this statement.

Proforma (000’s)

Income from continuing operations	$ 357,160

Net book depreciation in excess of tax depreciation	30,843
Deferred and prepaid rents	(17,345)
Exercise of non-qualified stock options	(21,019)
Book/tax differences from investments in real estate joint ventures	18,965
Valuation adjustment of foreign currency contracts	51
Other book/tax differences, net	5,892

Estimated taxable operating income	374,547

Adjustments:
Depreciation	202,574
Net book depreciation in excess of tax depreciation	(30,843)
Amortization of acquired above-market and below market leases	(3,555)
Amortization of mortgage premium/discount	(324)

Estimated cash to be made available by operations	$ 542,399

KIMCO REALTY CORPORATION AND SUBSIDIARIES

NOTE TO PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

1.

Basis of Presentation

The pro forma results for December 31, 2007 presented in the Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations summarize the adjustments made to the results of operations of the Company for the year ended December 31, 2007. The pro forma adjustments reflect activity as if the acquisition of the Selected Acquisition Properties had been completed as of January 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2008	KIMCO REALTY CORPORATION
(registrant)

	By:	/s/ Michael V. Pappagallo
	Name:	Michael V. Pappagallo
	Its:	Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP